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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                Date of Report (Date of Earliest Event Reported):
                                FEBRUARY 22, 2005
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                           KMART HOLDING CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

        DELAWARE                        000-50278                 32-0073116
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


3100 WEST BIG BEAVER ROAD, TROY, MICHIGAN                                48084
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (248) 463-1000
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On February 22, 2005, Kmart Corporation ("Kmart"), a wholly-owned subsidiary of Kmart Holding Corporation (the "Company") and Sears Holdings Corporation, a wholly-owned subsidiary of the Company ("Sears Holdings"), entered into a Five-Year Credit Agreement (the "Credit Agreement") with Sears Roebuck Acceptance Corp. ("SRAC"), the Initial Lenders (as defined in the Credit Agreement) party thereto, the agents and arrangers named in the Credit Agreement, and JPMorgan Chase Bank, N.A., as administrative agent (the "Agent"). The Credit Agreement provides Kmart and SRAC, the borrowers thereunder, with a $4 billion revolving credit facility, which is available for general corporate purposes and includes a $1.5 billion letter of credit sublimit. The facility is to be guaranteed by and/or secured by the inventory and credit card accounts receivable of the Company, Sears, Roebuck and Co. ("Sears"), Sears Holdings and certain of their domestic subsidiaries (collectively, the "Loan Parties"), subject to collateral release provisions contingent upon the consolidated performance of Sears Holdings. The effectiveness of the Credit Agreement is contingent upon, among other things, the consummation of the Agreement and Plan of Merger, dated as of November 16, 2004, by and among the Company, Sears, Sears Holdings, Kmart Acquisition Corp. and Sears Acquisition Corp., and the entry into a Guarantee and Collateral Agreement in favor of the Agent by the Loan Parties. A copy of the Credit Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

 ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

      99.1 Five-Year Credit Agreement, dated as of February 22, 2005, among Sears Holdings Corporation, and Sears Roebuck Acceptance Corp. and Kmart Corporation as borrowers, and the banks, financial institutions and other institutional lenders (the "Initial Lenders") listed on the signature pages thereof, Citicorp USA, Inc. and Bank of America, N.A. as syndication agents, Barclays Bank PLC, Lehman Commercial Paper Inc., HSBC Bank USA, Merrill Lynch Bank USA, Morgan Stanley Bank, The Royal Bank of Scotland, PLC and Wachovia Bank National Association as documentation agents and J.P. Morgan Securities Inc., Citigroup Global Markets Inc. and Banc of America Securities LLC as lead arrangers and joint bookrunners, and JPMorgan Chase Bank, N.A., as administrative agent for the Initial Lenders.
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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 25, 2005
                                 KMART HOLDING CORPORATION


                                 By:  /s/ James F. Gooch
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                                 Name:  James F. Gooch
                                 Title: Vice President, Controller
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                                  EXHIBIT INDEX

99.1 Five-Year Credit Agreement, dated as of February 22, 2005, among Sears Holdings Corporation, and Sears Roebuck Acceptance Corp. and Kmart Corporation as borrowers, and the banks, financial institutions and other institutional lenders (the "Initial Lenders") listed on the signature pages thereof, Citicorp USA, Inc. and Bank of America, N.A. as syndication agents, Barclays Bank PLC, Lehman Commercial Paper Inc., HSBC Bank USA, Merrill Lynch Bank USA, Morgan Stanley Bank, The Royal Bank of Scotland, PLC and Wachovia Bank National Association as documentation agents and J.P. Morgan Securities Inc., Citigroup Global Markets Inc. and Banc of America Securities LLC as lead arrangers and joint bookrunners, and JPMorgan Chase Bank, N.A., as administrative agent for the Initial Lenders.